September 30, 2000

Annual Report

Conseco StockCar
Stocks Index Fund

Investing in the companies that support America's #1 spectator sport

www.stockcarstocks.com

[CAR PHOTO]

NASCAR

Conseco, the Official Financial Services Provider of NASCAR

[LOGO]
                                                                         CONSECO
                                                                      Step up.SM

--------------------------------------------------------------------------------
POWERED BY THE GROWTH OF STOCKCAR RACING'S
TOP CORPORATE SPONSORS

     The horsepower behind the fund's exciting return potential comes from the companies it invests in. Each is either a major sponsor, or is closely associated with many - if not all - of the NASCAR Winston Cup Series events you enjoy.

GUIDED BY AN ESTABLISHED INDEX

     The fund relies on the Conseco StockCar Stocks Index to guide it through the market's twists and turns. The American Stock Exchange (AMEX) calculates and publishes the index's daily value, under the ticker symbol RCE.

     An index is an unmanaged portfolio typically used to determine the performance of a specific market sector. While it is not possible to invest directly in an index, this fund essentially mirrors its index in terms of the companies it holds and the size of each holding. Since index funds are passively managed, any time there is a change in the index 1, the same change is made in the fund's holdings.

     Certain risk factors will be present in the fund to the extent that they are present in the holdings of the index. For example: smaller companies historically have been subject to greater volatility than larger companies.

MANAGED BY CONSECO CAPITAL MANAGEMENT, INC.

     Behind the fund's distinguished portfolio and investment guidelines lies Conseco Capital Management, Inc. (CCM), the fund's investment adviser. With more than $33 billion in taxable and tax-exempt assets under management, as of Sept. 30, 2000, CCM is a wholly owned subsidiary of Conseco, Inc.

     A provider of wealth management solutions to nearly 12.5 million customers, Conseco, Inc. became a publicly owned company in 1985 and is traded on the New York Stock Exchange (symbol: CNC). In addition to sponsoring A.J. Foyt's Winston Cup Series #14 Team Conseco Pontiac Grand Prix, Conseco also is the official financial services provider of NASCAR.

TICKER SYMBOL

     Advisor Class Share: NA
     Direct Class Share: SCARX

     Visit the Conseco StockCar Stocks Index Fund online at www.stockcarstocks.com

1 To own all the stocks in the Conseco StockCar Stocks Index, we estimate the fund needs to have at least $25 million to invest. (As of Sept. 30, 2000, it had $4.8 million.) Until the Fund reaches that investment level, we may buy a selection of stocks -- and other securities -- chosen to track the Index as closely as possible. During this start-up investing phase, we can't guarantee that our selection will come close to matching the Index's performance.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report

PORTFOLIO MANAGER'S REVIEW...........................................       2
STATEMENT OF ASSETS AND LIABILITIES..................................       4
STATEMENT OF OPERATIONS..............................................       5
STATEMENT OF CHANGES IN NET ASSETS...................................       6
SCHEDULE OF INVESTMENTS..............................................       8
NOTES TO FINANCIAL STATEMENTS........................................      12
FINANCIAL HIGHLIGHTS.................................................      14
REPORT OF INDEPENDENT ACCOUNTANTS....................................      16
BOARD OF DIRECTORS...................................................      17

This report is for the information of Conseco StockCar Stocks Index Fund shareholders. It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

PORTFOLIO MANAGER'S REVIEW
--------------------------------------------------------------------------------
September 30, 2000

     This was a year dominated by extraordinary highs and lows in the financial markets as investors sorted out the growth potential of stocks representing the so-called "new economy" -- technology and dot-com stocks -- and those "old economy" established, big-name companies. Many of those "old" companies are found among the 56 companies currently in the Conseco StockCar Stocks Index.

MARKET VOLATILITY IS NOW A STAPLE OF AN INVESTOR'S LIFE

     The first nine months of 2000 confirmed what we began to suspect back in mid-1999: the stock markets couldn't sustain five consecutive years of accelerating growth -- and stock price volatility is a staple of everyday life for investors.

     Last January, a month full of post-Y2K euphoria, saw continued stock market growth and performance -- and the Dow Jones Industrial Average, Standard and Poor's 500 Index (S&P 500) and Nasdaq 100 Index revved up to new highs.

     By the end of March, however, many stocks were hitting slick spots on the investment track. Prices rose to eye-popping new highs then plummeted. As we go to press with this report to you, the financial markets seem to be on a course far tougher than Watkins Glen.

WHAT'S CAUSING THE ROUGH RIDE?

     You don't have to kick the Goodyears too hard to figure out what's been causing the bad handling and rough ride over the past 12 months.

     Seeking to slow down and control growth and offset any inflation, the Federal Reserve continued to add wedge and tighten the economy's handling with five 0.25% interest rate hikes. Oil prices jumped almost 30%. The slide in Europe's single currency, the Euro, hurt earnings at many U. S. companies operating overseas. Perhaps most significant: Investors generally exhibited no patience when a company's earnings were less than expected and promptly sold their stocks.

     Old-line consumer goods companies in our portfolio like Coca-Cola Co., Eastman Kodak Co., McDonald's Corp. and Procter & Gamble Co. (Tide) felt the sting. The net effect on the fund: direct shares returned -1.24% 1 verses the S&P 500 return of 13.30% for the year ended Sept. 30, 2000.

     This compares with a drop of -0.67% in the Conseco StockCar Stock Index, the model on which the fund is based.

BENCHMARK PERSPECTIVE IS KEY TO UNDERSTANDING
YOUR FUND'S PERFORMANCE

     When analyzing your fund's performance variations from the benchmark, you should remember two things:

     * The S&P 500 is a capitalization-weighted index of 500 companies-- stocks of larger companies with more shares in the stock market influence its performance more than the companies with a smaller market presence.

     * Your fund's portfolio was "equal-weighted" at the beginning of the year among 54 companies -- each company starts the year with the same percentage weighting.

     Consequently, the smallest company in the fund is equal in weight to the largest at the beginning of the year, and return will be determined solely by the price action of each individual component.

     The S&P 500 also features many "new economy" high-growth companies such as computer software, hardware, telecom and information systems firms. These companies powered the S&P 500 to record heights over past several years, but are now dragging the index.

"OLD ECONOMY" COMPANIES ARE USUALLY STABLE INFLUENCES
WITH PROVEN VALUE

     Many of your fund's holdings are pillars of the "old economy" -- value stocks that have returned to favor with investors seeking the stability of established companies with earnings track records.

     For example: R.J. Reynolds Tobacco Holdings, Inc., up more than 70% since January 1, 2000, has been our best performer. Other standouts that rebounded include PECO Energy Co. (Power Team), The Walt Disney Co., Pfizer Inc., MBNA Corp., Associates First Capital Corp., PepsiCo, Inc., Block Drug Company, Inc. and CBRL Group, Inc. (Cracker Barrel).

     PECO Energy improved earnings and Pfizer realized gains from its merger with Warner-Lambert. Financial services industry consolidation and renewed investor interest in financial stocks helped MBNA and Associates First Capital.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------
     On the downside, among those hit worst in your portfolio: Federal-Mogul Corp., Action Performance Companies, Inc. and Oakwood Homes Corp. Federal-Mogul's marketing strategy and earnings fell short. Action Performance's earnings shortfalls, management upheavals and a failed online venture crippled results. Rising mortgage interest rates, falling sales of manufactured housing, liquidity problems and excess inventories caused operating losses, a suspended dividend and a top-management shakeup at Oakwood Homes.

MORE BIG INTERNATIONAL NAMES ARE COMING INTO THE PORTFOLIO

     Looking forward, there will be some noteworthy new names in the fund for 2001. Several NASCAR Winston Cup Series race teams will be switching to the Dodge engines and body. This means that the renowned maker of Mercedes -- DaimlerChrysler Corp. -- will impact your fund's investment return.

     Other new names expected to enhance your fund's return in 2001:
Georgia-Pacific Group, United Parcel Service, Inc., Sprint Corp. and News Corp. (Fox Television Network).

HISTORICALLY, LONG-TERM INVESTING IS THE KEY TO SUCCESS

     As we headed to press in mid-November 2000, your fund was reversing the past year's trend and has out-performed the S&P 500 over the past month.

     This trend reversal serves to amplify the validity of the fund's philosophy: provide a long-term, buy and hold, tax-efficient investment vehicle featuring a broadly diversified, all-cap stock portfolio of companies with the potential for delivering stable, above-average returns.

     Your fund will continue to strive toward meeting its investment objectives during the coming year.

                                                Robert Carter, Portfolio Manager

--------------------------------------------------------------------------------
1 Past performance may not be indicative of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements in effect through April 30, 2002. If the expense reimbursements were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge.

2 Direct class shares are "no-load" shares and are sold without sales load.

3 The maximum sales load for the Conseco StockCar Stocks Index Fund Advisor
  Class Shares is 4.00%.

4 The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

GROWTH OF $10,000

               Conseco Stockcar
                 Stocks Index                       Conseco StockCar
            (Direct Class shares) S&P 500 Index   Stocks ("CSCS") Index
30-Sep-98        $10,000.00        $10,000.00          $10,000.00
30-Oct-98        $11,180.08        $10,813.40          $10,928.20
30-Nov-98        $11,815.61        $11,468.80          $11,603.13
31-Dec-98        $12,185.27        $12,129.63          $11,923.60
29-Jan-99        $12,329.58        $12,636.89          $12,120.58
26-Feb-99        $12,032.99        $12,244.14          $11,843.87
31-Mar-99        $12,402.83        $12,734.03          $12,197.65
30-Apr-99        $12,950.85        $13,227.22          $12,760.81
28-May-99        $12,958.00        $12,914.92          $12,213.12
30-Jun-99        $12,989.26        $13,631.70          $12,716.05
30-Jul-99        $12,708.41        $13,206.12          $12,459.19
31-Aug-99        $12,192.75        $13,140.09          $11,938.27
30-Sep-99        $11,891.10        $12,779.92          $11,627.28
29-Oct-99        $12,187.83        $13,588.63          $11,933.31
30-Nov-99        $12,285.60        $13,864.89          $12,045.48
31-Dec-99        $12,317.20        $14,681.53          $12,075.23
31-Jan-00        $11,707.98        $13,943.93          $11,408.44
29-Feb-00        $10,984.54        $13,679.97          $10,674.99
31-Mar-00        $11,667.54        $15,018.28          $11,441.03
28-Apr-00        $11,655.96        $14,566.38          $11,245.04
31-May-00        $11,841.11        $14,267.48          $11,448.69
30-Jun-00        $11,541.20        $14,619.17          $11,233.68
31-Jul-00        $11,221.88        $14,390.68          $10,934.42
31-Aug-00        $11,676.79        $15,284.48          $11,446.92
30-Sep-00        $11,743.82        $14,477.61          $11,549.48

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Direct Class shares through 09/30/00. Past performance is no guarantee of future results.

   AVERAGE ANNUAL TOTAL RETURN(1) (as of 09/30/00)

                                     INCEPTION                         SINCE
                                       DATE           1 YEAR         INCEPTION
                                     ---------       --------       ----------
   Direct Class Shares(2).....       10/01/98          -1.24%          8.37%
   Advisor Class Shares(3)....       07/30/99          -5.19%         -9.66%
   S&P 500 Index(4)...........       10/01/98          13.30%         20.33%
   CSCS Index.................       10/01/98          -0.67%          7.47%

TOP 10 HOLDINGS (as of 09/30/00)

   R.J. Reynolds Tobacco Holdings, Inc..............................    3.5%
   PECO Energy Co. (Power Team).....................................    3.4%
   PepsiCo, Inc.....................................................    2.8%
   CBRL Group, Inc. (Cracker Barrel)................................    2.8%
   Pfizer, Inc......................................................    2.7%
   MBNA Corp........................................................    2.6%
   The Quaker Oats Co. (Gatorade)...................................    2.5%
   Philip Morris Companies, Inc. (Miller Lite)......................    2.5%
   The Walt Disney Co. (ESPN, ABC)..................................    2.4%
   Time Warner, Inc. (TBS, Cartoon Network).........................    2.4%

TOP 5 SECTORS (as of 09/30/00)

   Food and Kindred Products........................................   18.7%
   Petroleum Refining and Related Industries........................   12.3%
   Chemicals and Allied Products....................................    8.2%
   Amusement and Recreation Services................................    6.8%
   Communications...................................................    5.0%

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2000

ASSETS:

Investments in securities at cost................................... $5,301,607
--------------------------------------------------------------------------------

Investments in securities at value.................................. $4,757,852
Interest and dividends receivable...................................     11,797
--------------------------------------------------------------------------------
    Total assets....................................................  4,769,649
================================================================================
LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. and subsidiaries...........................      6,193
Accrued expenses....................................................        792
Payable to custodian................................................      6,204
Other payables......................................................        110
--------------------------------------------------------------------------------
    Total liabilities...............................................     13,299
--------------------------------------------------------------------------------
    Net assets...................................................... $4,756,350
================================================================================

NET ASSETS CONSIST OF:
Paid-in capital..................................................... $5,075,230
Accumulated undistributed net investment income.....................     29,464
Accumulated undistributed net realized gain on investments..........    195,411
Net unrealized depreciation on investments..........................   (543,755)
--------------------------------------------------------------------------------
    Net assets...................................................... $4,756,350
================================================================================

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
Advisor Class Shares:
Shares outstanding (unlimited shares of par
  value $0.0001 authorized).........................................     18,141
Net assets.......................................................... $  239,900
Net asset value and redemption price per share...................... $    13.22
Maximum sales charge per share
  (4.00 percent of public offering price)...........................       0.55
Maximum offering price per share.................................... $    13.77
================================================================================
Direct Class Shares:
Shares outstanding
  (unlimited shares of par value $0.0001 authorized)................    257,738
Net assets.......................................................... $4,516,450
Net asset value, offering price and redemption price per share......     $17.52
================================================================================

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report

For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest (net of $51 in taxes withheld)............................   $  7,940
Dividends..........................................................     99,790
--------------------------------------------------------------------------------
    Total investment income........................................    107,730
================================================================================
EXPENSES:
Investment advisory fees...........................................     28,479
Distribution and service fees:
    Advisor class..................................................        667
    Direct class...................................................     12,125
Administration fee.................................................     28,764
Transfer agent fee.................................................     30,533
Reports - printing.................................................     11,645
Directors' fees and expenses.......................................      9,597
Registration and filing fees.......................................      6,776
Custody fees.......................................................      1,908
Other expenses.....................................................      3,856
--------------------------------------------------------------------------------
    Total expenses.................................................    134,350
================================================================================
Less fee waiver and/or expense reimbursement (Note 3)..............    (60,459)
--------------------------------------------------------------------------------
    Net expenses...................................................     73,891
--------------------------------------------------------------------------------
    Net investment income..........................................     33,839
================================================================================
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on sales of investments.........................    195,422
Net change in unrealized appreciation or depreciation on investments  (309,778)
--------------------------------------------------------------------------------
    Net realized and unrealized gains (losses) on investments......   (114,356)
================================================================================
Net decrease in net assets from operations.........................   $(80,517)
================================================================================

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR ENDED SEPTEMBER 30,
                                                                                         2000                1999
                                                                                     ------------        ------------
OPERATIONS:
Net investment income...........................................................      $   33,839          $    6,551
Net realized gains on sales of investments......................................         195,422              19,772
Net change in unrealized appreciation or depreciation on investments............        (309,778)           (233,977)
---------------------------------------------------------------------------------------------------------------------
    Net decrease from operations................................................         (80,517)           (207,654)
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Advisor Class shares............................................................            (907)                 --
Direct Class shares.............................................................         (10,019)                 --
---------------------------------------------------------------------------------------------------------------------
    Net decrease from dividends from net investment income......................         (10,926)                 --
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS OF NET CAPITAL GAINS:
Advisor Class shares............................................................          (1,355)                 --
Direct Class shares.............................................................         (18,428)                 --
---------------------------------------------------------------------------------------------------------------------
    Net decrease from distributions of net capital gains........................         (19,783)                 --
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold.....................................................................       1,247,385           5,249,363
Reinvested dividends and distributions..........................................          30,344                  --
Shares redeemed.................................................................      (1,270,139)           (281,723)
---------------------------------------------------------------------------------------------------------------------
    Net increase from capital share transactions................................           7,590           4,967,640
---------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets.....................................        (103,636)          4,759,986
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period.............................................................       4,859,986             100,000
---------------------------------------------------------------------------------------------------------------------
End of period...................................................................      $4,756,350          $4,859,986
=====================================================================================================================
Including undistributed net investment income...................................      $   29,464          $    6,551

   The accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------
                                                FOR THE YEAR ENDED SEPTEMBER 30,
                                                    2000               1999
                                                -------------      ------------
SHARE DATA:
Advisor Class shares:
Sold............................................    8,850             15,842
Reinvested dividends and distributions..........      161                 --
Redeemed........................................   (6,279)              (433)
-----------------------------------------------------------------------------
    Net increase................................    2,732             15,409
-----------------------------------------------------------------------------
Shares outstanding:
Beginning of period.............................   15,409                 --
-----------------------------------------------------------------------------
End of period...................................   18,141             15,409
=============================================================================

Direct Class shares:
Sold............................................   63,548            270,133
Reinvested dividends and distributions..........    1,529                 --
Redeemed........................................  (68,117)           (16,022)
-----------------------------------------------------------------------------
    Net increase (decrease).....................   (3,040)           254,111
-----------------------------------------------------------------------------
Shares outstanding:
Beginning of period.............................  260,778              6,667
-----------------------------------------------------------------------------
End of period...................................  257,738            260,778
=============================================================================

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2000

       NUMBER OF
         SHARES                                                          VALUE
      ------------                                                     --------
COMMON STOCKS  (99.1%)
AMUSEMENT AND RECREATION SERVICES (6.8%)
      5,000        Dover Downs Entertainment, Inc....................  $ 67,187
      1,900        International Speedway Corp. - Class A............    74,100
      3,250        Speedway Motorsports, Inc.*.......................    67,641
      3,000        The Walt Disney Co. (ESPN, ABC)...................   114,750
                                                                       --------
                                                                        323,678
                                                                       --------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY AND MOBILE HOME DEALERS (3.0%)
      1,400        The Home Depot, Inc...............................    74,288
      1,550        Lowe's Companies, Inc.............................    69,556
                                                                       --------
                                                                        143,844
                                                                       --------
BUSINESS SERVICES (3.0%)
      1,000        Lycos, Inc.*......................................    68,766
      9,500        NationsRent, Inc.*................................    37,406
      3,500        Walt Disney Internet Group*.......................    37,187
                                                                       --------
                                                                        143,359
                                                                       --------
CHEMICALS AND ALLIED PRODUCTS (8.2%)
      1,750        Block Drug Company, Inc. - Class A (Goody's
                     Headache Powder)................................    75,469
      1,800        The Clorox Co. (STP)..............................    71,212
      1,450        E. I. du Pont de Nemours and Co...................    60,084
      2,900        Pfizer, Inc.......................................   130,319
        800        The Procter & Gamble Co. (Tide)...................    53,600
                                                                       --------
                                                                        390,684
                                                                       --------
COMMUNICATIONS (5.0%)
      2,000        BellSouth Corp....................................    80,500
      1,750        Global Crossing Ltd.*.............................    54,250
      1,800        Viacom, Inc. - Class B*...........................   105,300
                                                                       --------
                                                                        240,050
                                                                       --------

   The accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------
       NUMBER OF
         SHARES                                                          VALUE
      ------------                                                     --------
DEPOSITORY INSTITUTIONS (2.6%)
      3,250        MBNA Corp.........................................  $125,125
                                                                       --------
DURABLE GOODS - WHOLESALE (1.9%)
      5,000        Action Performance Companies, Inc.*...............    17,187
      3,750        Genuine Parts Co. (NAPA)..........................    71,484
        248        Visteon Corp......................................     3,751
                                                                       --------
                                                                         92,422
                                                                       --------
EATING AND DRINKING PLACES (4.2%)
      9,250        CBRL Group, Inc. (Cracker Barrel).................   132,969
      2,200        McDonald's Corp...................................    66,413
                                                                       --------
                                                                        199,382
                                                                       --------
ELECTRIC, GAS, AND SANITARY SERVICES (3.4%)
      2,700        PECO Energy Co. (Power Team)......................   163,519
                                                                       --------
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT AND COMPONENTS, EXCEPT
COMPUTER EQUIPMENT (4.1%)
     10,600        Exide Corp........................................    96,062
      1,750        General Electric Co. (NBC)........................   100,953
                                                                       --------
                                                                        197,015
                                                                       --------
FOOD AND KINDRED PRODUCTS (18.7%)
      1,750        Adolph Coors Co. - Class B........................   110,578
      2,650        Anheuser-Busch Companies, Inc.....................   112,128
      1,650        The Coca-Cola Co..................................    90,956
      2,500        General Mills, Inc. (Cheerios)....................    88,750
      3,000        Kellogg Co........................................    72,563
      2,900        PepsiCo, Inc......................................   133,400
      4,000        Philip Morris Companies, Inc. (Miller Lite).......   117,750
      1,525        The Quaker Oats Co. (Gatorade)....................   120,666
      2,000        Sara Lee Corp.....................................    40,625
                                                                       --------
                                                                        887,416
                                                                       --------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2000

       NUMBER OF
         SHARES                                                          VALUE
      ------------                                                     --------
FOOD STORES (2.3%)
      4,750        The Kroger Co.*...................................  $107,172
                                                                       --------
GENERAL MERCHANDISE STORES (3.3%)
      9,300        Kmart Corp.*......................................    55,800
      3,100        Sears, Roebuck and Co. (Die Hard).................   100,502
                                                                       --------
                                                                        156,302
                                                                       --------
INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT (2.9%)
      2,025        Caterpillar, Inc..................................    68,344
      2,100        Deere & Co........................................    69,825
                                                                       --------
                                                                        138,169
                                                                       --------
INSURANCE CARRIERS (0.8%)
      5,250        Conseco, Inc. (a).................................    40,031
                                                                       --------
LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (0.7%)
     21,000        Oakwood Homes Corp................................    31,500
                                                                       --------
MISCELLANEOUS MANUFACTURING INDUSTRIES (1.4%)
      6,000        Mattel, Inc.......................................    67,125
                                                                       --------
MOTION PICTURES (2.4%)
      1,450        Time Warner, Inc. (TBS, Cartoon Network)..........   113,463
                                                                       --------
NON-DEPOSITORY CREDIT INSTITUTIONS (2.4%)
      2,950        Associates First Capital Corp. - Class A..........   112,100
                                                                       --------
PETROLEUM REFINING AND RELATED INDUSTRIES (12.3%)
      2,850        Ashland Inc. (Valvoline)..........................    96,009
      1,550        BP Amoco p.l.c. ADR...............................    82,150
      1,200        Exxon Mobil Corp..................................   106,950
      8,750        Pennzoil-Quaker State Co..........................    91,875
      1,850        Texaco, Inc.......................................    97,125
      3,500        Tosco Corp. (Unocal 76)...........................   109,156
                                                                       --------
                                                                        583,265
                                                                       --------

   The accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------
       NUMBER OF
         SHARES                                                          VALUE
      ------------                                                     --------
PHOTOGRAPHIC EQUIPMENT AND SUPPLIES (1.2%)
      1,400        Eastman Kodak Co................................  $   57,225
                                                                     ----------
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS (1.2%)
      3,150        The Goodyear Tire & Rubber Co...................      56,700
                                                                     ----------
TOBACCO PRODUCTS (3.5%)
      5,100        R.J. Reynolds Tobacco Holdings, Inc.............     164,475
                                                                     ----------
TRANSPORTATION EQUIPMENT (3.8%)
      3,000        Federal-Mogul Corp..............................      16,312
      1,900        Ford Motor Co...................................      48,094
      1,275        General Motors Corp.............................      82,875
        900        General Motors Corp. - Class H..................      33,462
                                                                     ----------
                                                                        180,743
                                                                     ----------

                     Total common stock (cost $5,264,510)..........   4,714,764
                                                                     ----------
S&P DEPOSITORY RECEIPTS (0.9%)
        300        S&P 500 Depository Receipt......................      43,088
                                                                     ----------
                     Total S&P Depository Receipts (cost $37,097)..      43,088
                                                                     ----------

Total investments (cost $5,301,607) (100.0%).......................   4,757,852
                                                                     ----------
Liabilities, less other assets  (0.0%).............................      (1,502)
                                                                     ----------
Total net assets  (100.0%).........................................  $4,756,350
                                                                     ==========

-------------
* Non-income producing security.
ADR - American Depository Receipt
(a) The shares of Conseco, Inc. were purchased prior to April 28, 2000, when Conseco Capital Management, Inc., a wholly owned subsidiary of Conseco, Inc., acquired the assets of StockCar Stocks Advisors, LLC. After April 28, 2000, the Fund will not invest in the securities of Conseco, Inc. or any of its affiliates.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2000

1. ORGANIZATION

     Conseco StockCar Stocks Mutual Fund, Inc., (the "Company"), formerly StockCar Stocks Mutual Fund, Inc. was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of Conseco StockCar Stocks Index Fund (the "Fund"), formerly StockCar Stocks Index Fund. The Company is registered as an open-end diversified management investment company of the "series" type under the Investment Company Act of 1940 (the "1940 Act"). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund's investment strategy is to emphasize growth of capital and current income by investing in the companies of the Conseco StockCar Stocks Index TM (the "Index"). The Index currently consists of 56 companies that support NASCAR's Winston Cup Series. The companies in the Index either sponsor NASCAR Winton cup racing teams or races, or they earn money from NASCAR Winston Cup events. The Fund is registered to offer two classes of shares, Advisor class and Direct class. Sales of Advisor class shares may be subject to a front-end sales charge with a maximum of 4.00 percent.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

     The investments in the portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

     Common stocks and other equity-type securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking sales, the bid price. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Directors (the "Directors"). Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

Dividends to Shareholders

     Dividends will be declared and distributed at least annually. However, the Directors may decide to declare dividends at other intervals.

     Dividends to shareholders from net investment income are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Organization Costs

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid for by StockCar Stocks Advisors, LLC., formerly the adviser of the Fund. Accordingly, no organization costs have been recorded by the Fund.

Federal Income Taxes

     For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

     Expenses directly attributable to the Fund are charged to operations. Expenses directly attributable to a class of shares are charged to that class. The Fund pays the expenses of its Directors who are not affiliated persons of Conseco Capital Management, Inc. (the "Adviser") or the Company.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. AGREEMENTS WITH SUBSIDIARIES OF CONSECO

Investment Advisory Agreement

     The Adviser acquired the assets of StockCar Stocks Advisors, LLC on April 28, 2000 and assumed the investment management of the Fund pursuant to a vote of shareholders. The Adviser supervises the Company's management and investment program, performs a variety of services in connection with the management and operation of the Fund and pays all compensation of officers and Directors who are affiliated persons of the Adviser or the Company. Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.65% of the average daily net asset value of the Fund. The Adviser also manages other registered investment companies and the invested assets of its parent company,

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Conseco, Inc. ("Conseco"). The total fees incurred for such services for the period from April 28, 2000 through September 30, 2000 were $13,442.

     Prior to April 28, 2000, the adviser to the Fund was StockCar Stocks Advisors, LLC. The total fees incurred for such services for the period from October 1, 1999 through April 27, 2000 were $15,037.

     Effective April 28, 2000, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other operating expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.50% of the Fund's average daily net assets until April 30, 2002.

Administration Agreement

     Conseco Services, LLC (the "Administrator"), a wholly owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervises the maintenance of books and records of the Fund and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.40% for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the average daily net assets of the Fund. The total fees incurred for such services for the period from April 28, 2000 through September 30, 2000 were $8,915.

     Prior to April 28, 2000, StockCar Stocks Advisors, LLC served the Fund under an Operating Services Agreement. Under the terms of the Operating Services Agreement, StockCar Stocks Advisors, LLC provided or arranged to provide accounting, administrative, legal, dividend disbursing, transfer agent, registrar, custodial, fund share distribution, shareholder reporting, sub-accounting and record keeping services. The total fees incurred for such services for the period from October 1, 1999 through April 27, 2000 were $19,849.

Distribution Agreements

     Conseco Equity Sales, Inc. (the "Distributor"), a wholly owned subsidiary of Conseco, serves as the principal underwriter for the Fund pursuant to a Principal Underwriting Agreement, dated April 28, 2000. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as any advertising or sales literature.

     The Company has adopted a plan of Distribution and Service pursuant to Rule 12b-1 (the "Plan") under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

     Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments up to an annual rate of 0.25% of its average daily net assets of each share class to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets attributable to each class of shares.

     Pursuant to the Plan, the Distributor is paid a monthly fee equal to an annual rate of 0.25% of the average net assets of each share class for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of the prospectuses and reports used for sales purposes, preparation and distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the Distributor. It is possible that Plan accruals will exceed the actual expenditures by the Distributor for eligible services. Accordingly, such fees are not strictly tied to the provision of such services. The total fees incurred for such services for the period from April 28, 2000 through September 30, 2000 were $5,274.

     Prior to April 28, 2000, Declaration Distributors, Inc. acted as distributor of the Fund. The total fees incurred for such services for the period from October 1, 1999 through April 27, 2000 were $7,518.

4. INVESTMENT TRANSACTIONS

     The cost of investments and the composition of gross unrealized appreciation and depreciation of investments at September 30, 2000, for federal income tax purposes are shown below:

Gross unrealized appreciation.................................       $  554,402
Gross unrealized depreciation.................................       (1,098,157)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)....................       $ (543,755)
================================================================================
Cost of investments...........................................       $5,301,607

     The aggregate cost of purchases and the aggregate proceeds from sales of investments, excluding short-term investments, for the year ended September 30, 2000, are shown below:
================================================================================
Purchases......................................................      $2,059,367
Sales..........................................................       1,832,178

Financial Highlights
--------------------------------------------------------------------------------

                                                                                  FOR THE YEAR                FOR THE
                                                                                     ENDED                 PERIOD ENDED
                                                                               SEPTEMBER 30, 2000      SEPTEMBER 30, 1999(a)
                                                                               ------------------      ---------------------
Advisor Class shares
Net asset value per share, beginning of period............................            $13.49                  $14.40
Income from investment operations:
    Net investment income.................................................              0.09                    0.01
    Net realized gains (losses) and change in unrealized
      appreciation or depreciation on investments.........................             (0.25)                  (0.92)
---------------------------------------------------------------------------------------------------------------------
      Total income (loss) from investment operations......................             (0.16)                  (0.91)
---------------------------------------------------------------------------------------------------------------------
Distributions:
    Dividends from net investment income..................................             (0.04)                     --
    Distribution of net capital gains.....................................             (0.07)                     --
---------------------------------------------------------------------------------------------------------------------
      Total distributions.................................................             (0.11)                     --
---------------------------------------------------------------------------------------------------------------------
      Net asset value per share, end of period............................            $13.22                  $13.49
---------------------------------------------------------------------------------------------------------------------
    Total return(b)(c)....................................................             (1.24%)                 (6.32%)
=====================================================================================================================
Ratios/supplemental data:
    Net assets (dollars in thousands), end of period......................              $240                  $  208
    Ratio of expenses to average net assets(d)
      Before expense reimbursement........................................              2.62%                   1.41%
      After expense reimbursement.........................................              1.44%                   1.41%
    Ratio of net investment income (loss) to average net assets(d)
      Before expense reimbursement........................................             (0.52%)                  0.63%
      After expense reimbursement.........................................              0.66%                   0.63%

(a) For Advisor Class shares, period August 2, 1999 (commencement of operations) through September 30, 1999.
(b) Total return figures do not include sales loads; results would be lower if sales charges were included.
(c) Not annualized for periods of less than one full year.
(d) Annualized for periods of less than one full year.

   The accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                                                           2000                  1999
                                                                        -----------           ---------
Direct Class shares
Net asset value per share, beginning of period.....................       $17.84                $15.00
Income from investment operations:
    Net investment income..........................................         0.12                  0.02
    Net realized gains (losses) and change in unrealized
      appreciation or depreciation on investments..................        (0.34)                 2.82
-------------------------------------------------------------------------------------------------------
      Total income (loss) from investment operations...............        (0.22)                 2.84
=======================================================================================================
Distributions:
    Dividends from net investment income...........................        (0.03)                   --
    Distribution of net capital gains..............................        (0.07)                   --
-------------------------------------------------------------------------------------------------------
      Total distributions..........................................        (0.10)                   --
-------------------------------------------------------------------------------------------------------
      Net asset value per share, end of period.....................       $17.52                $17.84
-------------------------------------------------------------------------------------------------------
    Total return...................................................        (1.24%)               18.93%
=======================================================================================================
Ratios/supplemental data:
    Net assets (dollars in thousands), end of period...............        $4,516                $4,652
    Ratio of expenses to average net assets
      Before expense reimbursement.................................         2.62%                 1.41%
      After expense reimbursement..................................         1.44%                 1.41%
    Ratio of net investment income (loss) to average net assets
      Before expense reimbursement.................................        (0.52%)                0.28%
      After expense reimbursement..................................         0.66%                 0.28%
=======================================================================================================

                                                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                                                           2000                  1999
                                                                        -----------           ---------
Supplemental data for all classes:
    Net assets (dollars in thousands), end of period...............        $4,756                $4,860
    Portfolio turnover rate........................................           37%                    7%

   The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF CONSECO STOCKCAR STOCKS INDEX FUND

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conseco StockCar Stocks Index Fund (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial statements of the Fund as of September 30, 1999 and for the period then ended were audited by other independent accountants whose report dated October 29, 1999 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Indianapolis, Indiana
November 17, 2000

BOARD OF DIRECTORS

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------

William P. Daves, Jr.                                          Maxwell E. Bublitz, CFA
     Chairman of the Board                                           President, Conseco Fund Group
     Insurance and healthcare industries consultant                  Director, President and CEO, Conseco Capital Management, Inc.
     Chairman and CEO, FFG Insurance Co.                             Senior VP of Investments, Conseco, Inc.

Gregory J. Hahn, CFA                                           Harold W. Hartley, CFA
    Senior VP, Portfolio Analytics                                   Director, Ennis Business Forms, Inc.
    Chief Fixed Income Investment Officer                            Former Executive VP, Tenneco Financial Services, Inc.
    Conseco Capital Management, Inc.

Dr. R. Jan LeCroy                                              Dr. Jess H. Parrish
     Director, Southwest Securities Group, Inc.                      Higher education consultant
     Former President, Dallas Citizens Council                       Former President, Midland College

David N. Walthall
     Principal, Walthall Asset Management



Investment Adviser                                             Distributor
     Conseco Capital Management, Inc.                                Conseco Equity Sales, Inc.
     Carmel, IN                                                      Carmel, IN

Transfer Agent                                                 Custodian
     Firstar Mutual Fund Services, LLC                               The Bank of New York
     Milwaukee, WI                                                   New York, NY

Independent AccountantS                                        Legal Counsel
     PricewaterhouseCoopers LLP                                      Kirkpatrick & Lockhart LLP
     Indianapolis, IN                                                Washington, DC

                                                                                             17

                                              Conseco StockCar Stocks Index Fund

                                                                 Distributed by:
                                                      Conseco Equity Sales, Inc.
                                      11815 N. Pennsylvania St. Carmel, IN 46032
                                                                     Member NASD

                                              Shareholder Services: 800-494-2755
                                                          www.stockcarstocks.com